Exhibit 99.2

NUCYNTA® Franchise

Special Purpose Quarterly Combined Financial

Statements (Unaudited)

March 29, 2015

NUCYNTA® Franchise

Index

Page(s)

Special Purpose Quarterly Combined Financial Statements (Unaudited)

Special Purpose Quarterly Combined Statements of Assets Acquired and Liabilities Assumed March 29, 2015 and December 28, 2014	1

Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses Fiscal First Quarters Ended March 29, 2015 and March 30, 2014	2

Notes to Special Purpose Quarterly Combined Financial Statements	3-11

NUCYNTA® Franchise

Special Purpose Quarterly Combined Statements of Assets Acquired and Liabilities Assumed (Unaudited)

March 29, 2015 and December 28, 2014

(dollars in thousands)

	March 29,	December 28,
	2015	2014

Current assets
Inventories, net	$3,011	$2,796
Total current assets	3,011	2,796
Property, plant and equipment, net	8,455	8,885
Intangible assets, net	5,429	6,154
Total assets acquired	$16,895	$17,835

The accompanying notes are an integral part of these special purpose quarterly combined financial statements.

NUCYNTA® Franchise

Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses (Unaudited)

Fiscal First Quarters Ended March 29, 2015 and March 30, 2014

(dollars in thousands)

	Fiscal First	Fiscal First
	Quarter Ended	Quarter Ended
	March 29,	March 30,
	2015	2014

Product revenues, net	$45,286	$40,898

Direct and allocated expenses
Cost of revenue	13,075	12,285
Selling and marketing	8,142	8,037
General and administrative	1,541	1,410
Research and development	6,105	5,223
Total direct and allocated expenses	28,863	26,955

Product revenues, net in excess of direct and allocated expenses	$16,423	$13,943

The accompanying notes are an integral part of these special purpose quarterly combined financial statements.

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

1.                                      Background

The NUCYNTA® Franchise includes NUCYNTA® ER (tapentadol) extended release tablets indicated for the management of pain, including neuropathic pain associated with diabetic peripheral neuropathy (“DPN”), severe enough to require daily, around-the-clock, long-term opioid treatment, NUCYNTA® (tapentadol), an immediate release version of tapentadol, for management of moderate to severe acute pain in adults, and NUCYNTA® (tapentadol) oral solution, an approved oral form of tapentadol that has not been commercialized.

On April 2, 2015, Depomed, Inc. (the “Buyer”) acquired the U.S. license rights to the NUCYNTA® Franchise of pharmaceutical products as well as certain related assets (the “Business”) from Janssen Pharmaceuticals, Inc. (“Janssen”). The purchase price was $1.05 billion, consistent with the Asset Purchase Agreement entered into on January 15, 2015. Janssen, a Pennsylvania corporation, is a wholly owned subsidiary of Johnson & Johnson (the “Parent”). See Note 11 for further information regarding the transaction.

2.                                      Basis of Presentation

The accompanying unaudited Special Purpose Quarterly Combined Financial Statements and related notes should be read in conjunction with the audited Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed as of December 28, 2014 and December 29, 2013, and the related Special Purpose Combined Statements of Revenues and Direct Expenses for the fiscal years ended December 28, 2014, December 29, 2013 and December 30, 2012.

These Special Purpose Quarterly Combined Financial Statements of Assets Acquired and Liabilities Assumed as of March 29, 2015 and December 28, 2014, and the related Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses for the fiscal first quarters ended March 29, 2015 and March 30, 2014 are derived from the historical books and records of Janssen and certain of its affiliates and only present the assets acquired and liabilities assumed and the product revenues and direct expenses, including certain allocated expenses, of the Business. The Buyer will assume no liabilities with the acquisition of the Business. It is impracticable to prepare complete financial statements related to the Business as it was not a separate legal entity of the Parent and was never operated as a stand-alone business, division or subsidiary. The Parent has never prepared full stand-alone or full carve-out financial statements for the Business and has never maintained the distinct and separate accounts necessary to prepare such financial statements.

These Special Purpose Quarterly Combined Financial Statements have been prepared to reflect the assets acquired and liabilities assumed by the Buyer and product revenues and direct expenses in accordance with a waiver obtained by the Buyer from the Securities and Exchange Commission which includes all costs directly associated with producing revenues, including a reasonable allocation of expenses, and excludes costs not directly involved in the revenue producing activity, such as corporate overhead, interest and income tax. Therefore, these Special Purpose Quarterly Combined Financial Statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Business in conformity with accounting principles generally accepted in the United States of America. The operations of the Business rely, to varying degrees, on Janssen and certain of its affiliates and other subsidiaries of the Parent for marketing, sales order processing, billing, collection, procurement, customer service, warehousing, information technology, insurance, human resources, accounting, regulatory,

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

treasury, and legal support, and these expenses have been allocated in these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses. These Special Purpose Quarterly Combined Financial Statements are not indicative of the financial condition or results of operations of the acquired Business on a stand-alone basis, because of the reliance of the Business on the Parent and certain of its affiliates.

These Special Purpose Quarterly Combined Statements of Assets Acquired and Liabilities Assumed include inventories, property, plant and equipment, and intangible assets.

The operations of the Business are included in the consolidated federal income tax return of the Parent, to the extent appropriate, and are included in the foreign, state and local returns of certain other affiliates of the Parent. A provision for income taxes has not been presented in these Special Purpose Quarterly Combined Financial Statements as the Business has not operated as a standalone unit and no allocation of income tax provision/benefit has been made to the Business.

During the fiscal first quarters ended March 29, 2015 and March 30, 2014, the Business’ financing requirements were provided by the Parent, and cash generated by the Business was swept to the Parent. As the Business has historically been managed as part of the operations of Janssen and certain of its affiliates and has not been operated as a stand-alone entity, it is not practical to prepare historical cash flow information regarding the Business’ operating, investing, and financing cash flows. As such, statements of cash flows were not prepared for the Business.

3.                                      Allocation of Certain Costs and Expenses

Certain costs and expenses presented in these Special Purpose Quarterly Combined Financial Statements have been allocated by Janssen and certain of its affiliates to the Business based on a specific identification basis or, when specific identification is not practicable, a proportional cost allocation method (primarily net product revenues or headcount), depending on the nature of the services rendered. Management considers that such allocations have been made on a reasonable basis, but may not necessarily be indicative of the costs that would have been incurred if the Company had been operated on a stand-alone basis for the periods presented.

These Special Purpose Quarterly Combined Financial Statements reflect a consistent application of methodology each reporting period presented. Allocations of Parent corporate overhead unrelated to the operations of the Business have been excluded from these Special Purpose Quarterly Combined Financial Statements.

Cost of revenue, selling and marketing, and research and development (“R&D”) primarily include allocations for indirect overhead incurred by Janssen on behalf of the Business. General and administrative costs include allocated expenses primarily related to compensation for employees, outside services and shared services incurred. The allocated expenses are included in these Special Purpose Quarterly Combined Statements of Revenue and Direct Expenses.

The amounts allocated to the Business by Janssen and certain of its affiliates for the periods presented are as follows:

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

	Fiscal First	Fiscal First
	Quarter Ended	Quarter Ended
	March 29,	March 30,
	2015	2014

Cost of revenue	$764	$1,339
Selling and marketing	800	868
General and administrative	1,541	1,410
Research and development	1,050	890
Total allocated expenses	$4,155	$4,507

Costs incurred by the Parent related to the divestiture of the Business have not been included in these Special Purpose Quarterly Combined Financial Statements. These costs include employee related costs, audit fees and other costs solely related to the divestiture of the Business.

4.                                      Summary of Significant Accounting Policies

Closing Dates

The Business follows the concept of a fiscal quarter, which ends on the Sunday nearest to the end of the month of March. The 2015 and 2014 fiscal first quarters presented consist of 13 weeks.

Principles of Combination

The accompanying Special Purpose Quarterly Combined Financial Statements include the results allocated to the Business from Janssen and certain of its affiliates. Intercompany accounts and transactions are eliminated.

Use of Estimates

The preparation of these Special Purpose Quarterly Combined Financial Statements in conformity with accounting principles generally accepted in the U.S. requires management to make certain estimates and assumptions that affect the amounts reported. The estimates and associated assumptions are based on historical experience, complex judgments and various other factors that are believed to be reasonable under the circumstances but are inherently uncertain and unpredictable. These estimates and underlying assumptions can impact all elements of these Special Purpose Quarterly Combined Financial Statements, including but not limited to, allocations of costs and expenses from the Parent, and accounting for deductions from revenue (e.g., rebates, sales discounts, allowances and incentives). Actual results may or may not differ from these estimates. Also, as discussed in Note 3, these Special Purpose Quarterly Combined Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if the Business had been operated as a stand-alone entity.

Inventories

Inventories are stated at the lower of cost or market determined by the first-in, first-out method.

Intangible Assets

Intangible assets have finite lives and are amortized over their useful lives and reviewed for impairment when warranted.

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

Property, Plant, and Equipment and Depreciation

Property, plant, and equipment are stated at cost. Depreciation expense is recorded on a straight-line basis over the estimated useful lives of the assets, which is 7 years for machinery and equipment.

Long-lived assets are assessed for recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the fair value will be estimated using a discounted value of estimated future cash flows. For the fiscal first quarters ended March 29, 2015 and March 30, 2014 no impairment loss was recognized.

Revenue Recognition

The Business recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, product returns, and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded. The impact of these provisions on product revenue was $20,465 and $15,303 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively. For the fiscal first quarter ended March 29, 2015, product revenue was positively impacted by $1,783 due to an adjustment to previous reserve estimates.

Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, which include Medicaid, are estimated based on contractual terms, historical experience, patient outcomes, trend analysis and projected market conditions in the various markets served. Market conditions are evaluated primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.

Sales returns are generally estimated and recorded based on historical sales and returns information.

Shipping and Handling

Shipping and handling costs incurred were $127 and $109 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively, and are included in “Selling and marketing” on these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses.

Research and Development

R&D expenses are expensed as incurred. Upfront and milestone payments made to third parties in connection with R&D collaborations are expensed as incurred up to the point of regulatory approval. Upfront and milestone payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments have not transferred to the Buyer and are not included in these Special Purpose Quarterly Combined Statements of Assets Acquired and Liabilities Assumed.

Janssen has collaborative arrangements with Grünenthal, on behalf of the Business, to develop and commercialize certain drug products and pursue intellectual property protection for those products. Both parties are active participants in the collaborations and are exposed to significant risks and rewards dependent on the commercial success of the activities.

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

Advertising

Costs associated with advertising, which are not material to the Business, are expensed in the year incurred and are included in “Selling and marketing” on these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses.

Benefit Plans/Stock Based Compensation

Certain eligible employees of the Business have been awarded stock option grant or restricted stock units under the Parent’s stock option plans. These stock options and restricted stock grants are accounted for under the fair value method of equity-based compensation accounting principles and have been allocated to the Business in these Special Purpose Quarterly Combined Financial Statements. Stock based compensation expense allocated to the Business was $156 and $138 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively. Certain eligible employees of the Business also participated in various other Parent benefit plans, as described in Note 8.

Concentrations

NUCYNTA® and NUCYNTA® ER are primarily sold to customers in the wholesale sector. Product revenues to the three largest pharmaceutical wholesalers in the U.S. as a percentage of total product revenues were approximated as follows:

	Fiscal First	Fiscal First
	Quarter Ended	Quarter Ended
	March 29,	March 30,
	2015	2014

McKesson Corporation	35%	38%
Cardinal Health, Inc.	31%	31%
AmerisourceBergen Corporation	17%	21%

Commitments and Contingencies

From time to time, the Business is involved in various lawsuits and claims regarding product liability, intellectual property, governmental investigations, and other legal proceedings related to the Business’ activities. The Business was insured through a wholly owned captive insurance company covered by the Parent. All liabilities arising out of or relating to legal proceedings and product liability claims relating to products sold prior to transaction closing will be retained by the Parent. Management is not aware of any existing matters that would have a material adverse effect on the Business as of the date of these Special Purpose Quarterly Combined Financial Statements. See Note 10 for further information regarding legal proceedings.

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

For the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively, royalty expenses relating to U.S. product sales of NUCYNTA® and NUCYNTA® ER were $7,416 and $7,217, and are included in “Cost of revenue” on these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses. The royalty agreements are summarized as follows:

Royalty
Licensor	Technology	Product	Expiration

Grünenthal GmbH	Abuse deterrent formulation	NUCYNTA® and NUCYNTA® ER	September 2028

Depomed, Inc.	Acuform gastric retentive drug delivery technology	NUCYNTA® ER	December 2021

NPS Pharmaceuticals, Inc.	Licensing in of technologies used in development of NUCYNTA® and NUCYNTA® ER	NUCYNTA® and NUCYNTA® ER	June 2017

5.                                      Inventories, Net

As of March 29, 2015 and December 28, 2014, components of inventory acquired consisted only of finished goods and amounted to $3,011 and $2,796, respectively.

6.                                      Property, Plant and Equipment, Net

	March 29,	December 28,
	2015	2014

Machinery and equipment	$12,046	$12,046
Total property, plant and equipment	12,046	12,046
Less: Accumulated depreciation	(3,591)	(3,161)
Property, plant and equipment, net	$8,455	$8,885

Depreciation expense incurred related to the property, plant and equipment acquired was $393 and $202 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively. Depreciation expense included in these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses also includes $208 and $246 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, respectively, for other property, plant and equipment related to the Business which are not being sold. These Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses also include additional directly allocable depreciation expense from the Parent related to other property, plant and equipment.

7.                                      Intangible Assets, Net

At March 29, 2015 and December 28, 2014 the gross and net amounts of intangible assets were:

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

	March 29,	December 28,
	2015	2014

Gross intangible assets	$15,000	$15,000
Less: Accumulated amortization	(9,571)	(8,846)
Intangible assets, net	$5,429	$6,154

The amortization expense was $725 for the fiscal first quarters ended March 29, 2015 and March 30, 2014, and was included in “Cost of revenue” on these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses.

8.                                      Pensions and Other Benefit Plans

These Special Purpose Quarterly Combined Statements of Revenue and Direct Expenses include certain employee benefit expenses. These include medical, dental, comprehensive and preventive for active employees, pension expense, group life insurance and employer match pursuant to the U.S. 401(k) savings plan, are managed on a centralized basis by the Parent, and are calculated using charge-out rates for these benefits. The costs and charge-out rates are determined annually by the Parent for allocation purposes in the Parent’s consolidated financial statements. Charge-out rates are based on a budgeted rate, which approximates actual costs, that is applied to actual salaries for the operating businesses.

Expenses associated with pension and other benefit plans have been allocated to the Business using the methodologies described in Note 3. For the fiscal first quarters ended March 29, 2015 and March 30, 2014, $306 and $284, respectively, are included within these Special Purpose Quarterly Combined Statements of Revenues and Direct Expenses.

9.                                      Related Parties

The Business has various relationships with the Parent, Janssen and other subsidiaries of the Parent, whereby they provide services to the Business. For each of the periods presented, the Business’ operations were integrated with the Parent based on a shared services concept, including executive services, finance, information technology, treasury, human resources, corporate governance and operational shared services. The Parent charges the Business for these services based on direct and indirect costs. When specific identification is not practicable, a proportional cost allocation method is used (primarily net product revenues or headcount), depending on the nature of the services received.

10.                               Legal Proceedings

Intellectual Property

The following summarizes lawsuits pending against generic companies that have filed Abbreviated New Drug Applications (“ANDAs”) with the United States Food and Drug Administration (the “FDA”) seeking to market generic forms of NUCYNTA® and NUCYNTA® ER prior to expiration of the applicable patents covering those products. In the event these actions are not successful, or the statutory 30-month stays of the ANDAs expire before the United States District Court rulings are obtained, the third-party companies involved will have the ability, upon approval of the FDA, to introduce generic versions of the products at issue to the market, resulting in the potential for

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

substantial market share and revenue losses for the products, and which may result in a non-cash impairment charge in any associated intangible asset.

In July 2013, Janssen filed patent infringement lawsuits in the United States District Court for the District of New Jersey against Actavis Elizabeth LLC, Actavis Inc. and Actavis LLC (collectively, “Actavis”), as well as Alkem Laboratories Limited and Ascend Laboratories, LLC (collectively, “Alkem”). The patent infringement claims against Actavis and Alkem relate to their respective ANDAs seeking approval to market a generic version of NUCYNTA® ER before the expiration of United States Reissue Patent No. 39,593 (the “‘593 patent”), United States Patent No. 7,994,364 (the “‘364 patent”) and, as to Actavis only, United States Patent No. 8,309,060 (the “‘060 patent”). The lawsuit also includes a patent infringement claim against Alkem in response to its ANDA seeking approval to market a generic version of NUCYNTA® before the expiration of the ‘593 and ‘364 patents. In December 2013, Janssen filed an additional complaint in the District Court of New Jersey against Alkem asserting United States Patent No. 8,536,130 related to its ANDA seeking approval to market a generic version of NUCYNTA® ER. In August 2014, Janssen amended the complaint against Alkem to add additional dosage strengths.

In October 2013, Janssen received a Paragraph IV Notice from Sandoz, Inc. (“Sandoz”) with respect to NUCYNTA® related to the ‘364 patent, and a Paragraph IV Notice from Roxane Laboratories, Inc. (“Roxane”) with respect to NUCYNTA® related to the ‘364 and ‘593 patents. In response to those notices, Janssen filed an additional complaint in the United States District Court for the District of New Jersey against Roxane and Sandoz asserting the ‘364 patent against Sandoz and the ‘364 and ‘593 patents against Roxane. In April 2014, Janssen and Sandoz entered into a joint stipulation of dismissal of the case against Sandoz, based on Sandoz’s agreement not to enter the market prior to the expiration of the asserted patents. In June 2014, in response to a Paragraph IV Notice from Roxane with respect to NUCYNTA® ER, Janssen filed a complaint asserting the ‘364 and ‘593 patents against Roxane.

In July 2014, in response to a Paragraph IV Notice from Watson Laboratories, Inc. (“Watson”) with respect to the NUCYNTA® oral solution product and the ‘364 and ‘593 patents, Janssen filed a lawsuit in the United States District Court for the District of New Jersey asserting the ‘364 and ‘593 patents against Watson.

In April 2015, Janssen completed the divestiture of its U.S. rights to NUCYNTA®, NUCYNTA® ER and NUCYNTA® oral solution and will thus seek removal from the above cases as plaintiff.

Government Proceedings

Along with other pharmaceutical companies, Janssen has been named in two lawsuits alleging claims related to opioid marketing practices. In May 2014, Santa Clara and Orange Counties in California (the “Counties”) filed a complaint in state court in Orange County, California against numerous pharmaceutical manufacturers, including Janssen, alleging claims related to opioid marketing practices, including false advertising, unfair competition, and public nuisance. The Counties seek injunctive and monetary relief. In February 2015, the defendants filed motions challenging the sufficiency of the complaint.

In June 2014, the City of Chicago filed a complaint in Cook County Circuit Court against the same group of pharmaceutical manufacturers, including Janssen, alleging a number of claims related to opioid marketing practices, including consumer fraud violations and false claims, and seeking injunctive and monetary relief. The case was later removed to the United States District Court for the Northern District of Illinois, and in December 2014, defendants filed a motion to dismiss the City

NUCYNTA® Franchise

Notes to Special Purpose Quarterly Combined Financial Statements (Unaudited)

(dollars in thousands unless otherwise noted)

of Chicago’s First Amended Complaint for failure to state a claim. In May 2015, Janssen’s motion to dismiss the Amended Complaint was granted. The plaintiffs have 30 days to amend the dismissed claims or Janssen’s motion will be granted with prejudice.

In September 2014, the Tennessee Attorney General Division of Consumer Affairs issued a Request for Information to Janssen related to opioids marketing practices.

Because the Parent believes that the potential for an unfavorable outcome is not probable, no amounts have been recorded in these Special Purpose Quarterly Combined Statements of Revenue and Direct Expenses.

All liabilities arising out of or relating to legal proceedings and product liability claims relating to products sold prior to transaction closing will be retained by the Parent.

11.                               Subsequent Events

Subsequent events have been evaluated through May 22, 2015, the date these Special Purpose Quarterly Combined Financial Statements were issued. On April 2, 2015, the Buyer acquired the U.S. license rights to the NUCYNTA® Franchise of pharmaceutical products as well as certain related assets from Janssen. The purchase price was $1.05 billion, consistent with the Asset Purchase Agreement entered into on January 15, 2015. There are no other subsequent events which have not been disclosed in these Special Purpose Quarterly Combined Financial Statements.

At transaction closing, all U.S. license rights to the NUCYNTA® Franchise previously licensed by Janssen from Grünenthal GmbH (“Grünenthal”) transferred to the Buyer. The Buyer acquired two manufacturing lines, both for the manufacture of NUCYNTA® ER. Janssen will manufacture both NUCYNTA® and NUCYNTA® ER and supply finished product to the Buyer for sale and distribution in the U.S. until the Buyer’s manufacturing facilities are approved by all relevant regulatory authorities. Following approval of the Buyer’s manufacturing facilities, Janssen will continue to manufacture and supply the active pharmaceutical ingredient (“API”) to the Buyer for an initial term of seven years from April 2, 2015 unless either party seeks to terminate the API supply agreement before the initial term expires. Any existing finished goods inventory in Janssen’s possession at transaction closing transferred to the Buyer.

Janssen will retain financial responsibility for any liabilities relating to products sold prior to transaction closing, and the Buyer will assume financial responsibility for any liabilities relating to products sold on or after transaction closing with the exception of certain rebates for which Janssen will retain financial responsibility for a limited period of time after transaction closing.